Exhibit 10.6

                         AMENDMENT NO. 7

                 TO THE A320 PURCHASE AGREEMENT
                   dated as of August 10, 1992

                             between

                         AVSA, S.A.R.L.

                               and

                     UNITED AIR LINES, INC.


This Amendment No. 7 (hereinafter referred to as the "Amendment") is entered into as of January ___, 1997, by and between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac (France) (hereinafter referred to as the "Seller"), and UNITED AIR LINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 1200 East Algonquin Road, Elk Grove Village, Illinois 60007 (hereinafter referred to as the "Buyer").

                           WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into an A320 Purchase Agreement, dated as of August 10, 1992 (which agreement, as previously amended by and supplemented with all Exhibits, Appendices, Letter Agreements, and Amendments attached thereto is hereinafter called the "Agreement"), which Agreement relates to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus Industrie A320-200 model aircraft and certain Airbus Industrie A320-200 model option aircraft. Amendment No. 1 to the Agreement was signed on November 24, 1993. Amendment No. 2 to the Agreement was signed on April 22, 1994. Amendment No. 3 to the Agreement was signed on March 31, 1995. Amendment No. 4 to the Agreement was signed on November 27, 1995. Amendment No. 5 to the Agreement was signed on August 22, 1996. Amendment No. 6 to the Agreement was signed on January___, 1997.

WHEREAS, the Buyer and the Seller wish to document their agreement that the Buyer has [*CONFIDENTIAL MATERIAL OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] under the
Agreement.

United_A320
A:\AMD7-320.WPD

WHEREAS, capitalized terms used herein and not otherwise defined in this Amendment will have the meaning assigned to them in the Agreement. The terms "herein," "hereof," and "hereunder" and words of similar import refer to this Amendment.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.  OPTION AIRCRAFT
    ---------------

    The parties hereby agree that:


     (i)  the Buyer forthwith [*CONFIDENTIAL MATERIAL OMITTED AND
          FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
          COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
          TREATMENT] under the Agreement; and

    (ii) the Seller [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to the Buyer under the Agreement with specific regard to Option Aircraft.

   (iii)  Notwithstanding Paragraph 1 (i) and Paragraph 1
          (ii) above, and for the avoidance of doubt, in the event that [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] under Letter Agreement No. 2 to the A319 Purchase Agreement with the Seller dated, August 22, 1996 (as it may be amended and supplemented from time to time, the "A319 Agreement"), then the parties acknowledge and agree that [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.  [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
    SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
    CONFIDENTIAL TREATMENT]

    The Buyer hereby acknowledges for the benefit of the Seller that the Seller shall have, as of the date hereof, [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
    THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
    FOR CONFIDENTIAL TREATMENT] to the Buyer under the Agreement.

3.  EFFECT OF AMENDMENT
    -------------------

    The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms.

United - A320
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4.  CONFIDENTIALITY
    ---------------
     Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose will include their employees, agents and advisors) will maintain strictly confidential the terms and conditions of this Amendment and any information, reports or other data furnished hereunder or in connection with the negotiation of this Amendment without limiting the generality of the foregoing. The Buyer will use its reasonable best efforts to limit the disclosure of the contents of this Amendment to the extent legally permissible in any filing required to be made by the Buyer with any governmental agency and will make such applications as will be necessary to implement the foregoing. The Buyer and the Seller will consult with each other prior to the making of any public disclosure or filing permitted hereunder of this Amendment or the terms and conditions hereof. Each party will inform the other of receipt of any legal demand, whether by subpoena, discovery request or otherwise, for disclosure of this Amendment or its contents. The provisions of this Paragraph 4 will survive any termination of this Amendment.

United - A320
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     If the foregoing correctly sets forth our understanding,
please indicate your acceptance by signing in the space provided below.


Agreed and Accepted,                   Agreed and Accepted,

UNITED AIR LINES, INC.                 AVSA, S.A.R.L.

By:  /s/ Douglas A. Hacker             By:  /s/ Michele Lascaux

Its:  Senior Vice President and        Its:  Director Contracts
      Chief Financial Officer

Date:  January 31, 1997                Date:  January 31, 1997


United - A320
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